UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 16, 2020

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Item 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2020, Ferrellgas, L.P. (the “Operating Partnership”) and Ferrellgas Finance Corp. (together with the Operating Partnership, the “Issuers”), as co-issuers, issued $700 million aggregate principal amount of their 10.000% Senior Secured First Lien Notes due 2025 (the “Notes”) pursuant to an Indenture, dated as of April 16, 2020 (the “Indenture”), among the Issuers, the Guarantors (as defined below) and Delaware Trust Company, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”). The Notes consist of $575 million aggregate principal amount of 10.000% Senior Secured First Lien Notes due 2025 priced on April 8, 2020 (the “Initial Notes”) and $125 million aggregate principal amount of 10.000% Senior Secured First Lien Notes due 2025 priced on April 13, 2020 in an add-on offering (the “Additional Notes”), in each case, issued in an offering exempt from registration under the Securities Act of 1933, as amended, in reliance on Rule 144A and Regulation S thereunder. The Initial Notes and the Additional Notes have the same terms, except for the initial issue price, and were issued as a single class of debt securities under the Indenture and with the same CUSIP numbers. The Initial Notes and Additional Notes were issued at prices of 100.000% and 103.000% of par, respectively.

The Issuers received net proceeds from the offerings of the Notes of approximately $684.7 million, after deducting the initial purchaser’s discount and estimated offering expenses. Contemporaneously with the closing of the issuance and sale of the Notes on April 16, 2020, the Operating Partnership used a portion of the net proceeds therefrom (i) to repay all outstanding borrowings, together with accrued interest and a prepayment premium under the Operating Partnership’s existing senior secured credit facility (the “Existing Credit Facility”), (ii) to cash collateralize all of the letters of credit outstanding under the Existing Credit Facility and (iii) to make a cash deposit of $11.5 million with the administrative agent under the Existing Credit Facility, which may be used by the administrative agent to pay contingent obligations arising under the Financing Agreement (as defined in Item 1.02 below) governing the Existing Credit Facility and which, to the extent not used to pay any such contingent obligations, will be returned to the Operating Partnership in certain circumstances. The Operating Partnership intends to use the remaining net proceeds for general corporate purposes.

Interest on the Notes will be payable semi-annually in cash in arrears on April 15 and October 15 of each year, commencing on October 15, 2020, at a rate of 10.000% per annum. The Notes will mature on April 15, 2025.

The Notes are jointly and severally guaranteed by the Operating Partnership’s sole limited partner, Ferrellgas Partners, L.P. (“Holdings”), the Operating Partnership’s sole general partner, Ferrellgas, Inc. (the “General Partner”), and certain of the Operating Partnership’s subsidiaries (the “Subsidiary Guarantors” and, together with Holdings and the General Partner, the “Guarantors”) on a first lien, senior secured basis. The Notes will also be guaranteed on a first lien, senior secured basis by each of the Operating Partnership’s future restricted subsidiaries, other than future foreign subsidiaries that do not guarantee any of the Issuers’ or the Subsidiary Guarantors’ indebtedness.

The Notes and the guarantees of the Notes have the benefit of a first priority lien (subject to certain exceptions and permitted liens) on the Issuers’ and the Guarantors’ tangible and intangible assets other than certain excluded property, except that the guarantee by Holdings will be secured only by the limited partnership interests in the Operating Partnership held by Holdings. The Notes and the guarantees of the Notes are subject to an intercreditor agreement entered into by the Trustee and Collateral Agent and the securitization agent for the Operating Partnership’s accounts receivable securitization facility, pursuant to which the Trustee and Collateral Agent for the Notes will generally be prevented from taking any enforcement or other action with respect to the accounts receivable assets under that facility.

At any time prior to April 15, 2022, the Issuers may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes, plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, prior to April 15, 2022, the Issuers may, at their option, on any one or more occasions redeem all or a portion of the Notes in an amount not in excess of the net proceeds of certain equity offerings at a redemption price of 110.000% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On and after April 15, 2022, the Issuers may redeem the Notes, in whole or in part, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, if redeemed during the 12 months beginning on April 15 of the years indicated below:

Year	Percentage
2022	105.000%
2023	102.500%
2024 and thereafter	100.000%

Additionally, if the Notes become due and payable prior to their stated maturity, including upon acceleration, the applicable make-whole or redemption price premium, as the case may be, shall be due and payable as if the Notes had been redeemed on that date.

If the Operating Partnership experiences certain changes of control, each holder of Notes may require the Issuers to repurchase all or a portion of its Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. Additionally, if the Operating Partnership or its restricted subsidiaries sell assets, under certain circumstances, the Issuers will be required to use the net proceeds to make an offer to purchase Notes at an offer price in cash in an amount equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding the repurchase date.

The Indenture contains customary affirmative and negative covenants restricting, among other things, the ability of the Operating Partnership and its restricted subsidiaries to incur additional indebtedness and guarantee indebtedness, pay dividends or make other distributions (including distributions to Holdings) or repurchase or redeem their capital stock, redeem or repurchase certain debt, make certain other restricted payments or investments, sell assets, incur liens, enter into transactions with affiliates, enter into agreements restricting subsidiaries’ ability to pay dividends, and consolidate, merge or sell all or substantially of such entity’s assets. The Indenture also restricts the ability of Holdings and the General Partner to consolidate, merge or sell all or substantially all of its assets and restricts the ability of the General Partner to engage in certain activities.

The Indenture also contains customary events of default including, among other things, the failure to pay interest for 30 days, failure to pay principal when due, failure to observe or perform certain other covenants or agreements in the Indenture for 45 days after notice is given by the trustee or the holders of 25% of the outstanding principal amount, cross-acceleration to certain material indebtedness, failure to pay certain judgments and certain events of bankruptcy with respect to the Issuers or certain significant subsidiaries or groups of subsidiaries.

The foregoing description of the Indenture is only a summary and is qualified in its entirety by reference to the Indenture, including the form of the Notes attached thereto, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2 and are incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On April 16, 2020, upon repayment of the outstanding borrowings under the Existing Credit Facility and the making of related payments as described in Item 1.01 above, the Existing Credit Facility and the related Financing Agreement, dated as of May 4, 2018, among the Operating Partnership, the General Partner, certain subsidiaries of the Operating Partnership, as guarantors, the lenders party thereto, TPG Specialty Lending, Inc., as administrative agent, collateral agent and lead arranger, and PNC Bank, National Association, as syndication agent (as amended, the “Financing Agreement”), were terminated, except with respect to provisions of the Financing Agreement that, by its terms, survive the termination of the Financing Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of April 16, 2020, among Ferrellgas, L.P. and Ferrellgas Finance Corp., as co-issuers, the guarantors party thereto and Delaware Trust Company, as trustee and collateral agent.

4.2	Form of 10.000% Senior Secured First Lien Notes (included in Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	April 17, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS PARTNERS FINANCE CORP.

Date:	April 17, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	April 17, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS FINANCE CORP.

Date:	April 17, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director